Exhibit 10.(a)
SEVENTEENTH AMENDMENT TO THE
FIRST AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF
SAUL HOLDINGS LIMITED PARTNERSHIP

THIS SEVENTEENTH AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SAUL HOLDINGS LIMITED PARTNERSHIP (this “Amendment”), dated as of June 29th, 2021, is entered into by the undersigned parties.

W I T N E S S E T H:
WHEREAS, Saul Holdings Limited Partnership (the “Partnership”) was formed as a Maryland limited partnership pursuant to that certain Certificate of Limited Partnership dated June 16, 1993 and filed on June 16, 1993 among the partnership records of the Maryland State Department of Assessments and Taxation, and that certain Agreement of Limited Partnership dated June 16, 1993 (the “Original Agreement”);

WHEREAS, the Original Agreement was amended and restated in its entirety by that certain First Amended and Restated Agreement of Limited Partnership of the Partnership dated August 26, 1993, which was further amended by that certain First Amendment dated August 26, 1993, by that certain Second Amendment dated March 31, 1994, by that certain Third Amendment dated July 21, 1994, by that certain Fourth Amendment dated December 1, 1996, by that certain Fifth Amendment dated July 6, 2000, by that certain Sixth Amendment dated November 5, 2003, by that certain Seventh Amendment dated November 26, 2003 , by that certain Eighth Amendment dated December 31, 2007, by that certain Ninth Amendment dated March 27, 2008, by that Tenth Amendment dated April 4, 2008, by that certain Eleventh Amendment dated September 23, 2011, by that certain Twelfth Amendment dated February 12, 2013, by that certain Thirteenth Amendment dated November 12, 2014, by that certain Fourteenth Amendment dated January 23, 2018, by that certain Fifteenth Amendment dated May 9, 2018, and by that certain Sixteenth Amendment dated September 17, 2019 (as amended, the “Agreement”);

WHEREAS, pursuant to a Contribution Agreement, dated June 24, 2021 (the “Contribution Agreement”), among the Partnership and Avissar-Diener, LLC, a Maryland limited liability company (the “Company”), the Company agreed to contribute certain fee interests in certain land and the improvements located thereon known as a portion of Twinbrook Quarter to the Partnership in exchange (at a time and on the terms and conditions set forth in the Contribution Agreement) for Partnership Units;

Exhibit 10.(a)
WHEREAS, the undersigned parties, constituting all of the Partners of the Partnership, desire to amend Exhibit A to the Agreement to reflect such additional Capital Contribution and to consent to the issuance of additional Partnership Units in accordance with the terms set forth in the Contribution Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the undersigned parties, intending legally to be bound, hereby agree as follows:
1.The Exhibit A attached to the Agreement is hereby deleted in its entirety and replaced by the Exhibit A attached hereto.
2.Except as the context may otherwise require, any terms used in this Amendment that are defined in the Agreement shall have the same meaning for purposes of this Amendment as in the Agreement.
3.Notwithstanding anything in the Agreement to the contrary, including the last paragraph of Section 4.3 and the first sentence of Section 8.6(A) thereof, the Partners hereby consent to the issuance of additional Partnership Units to the Company in accordance with the terms set forth in the Contribution Agreement, which Partnership Units shall carry the Conversion Rights set forth in the Agreement; provided that, (i) such Conversion Right may not be exercised until the first anniversary of the Closing Date (as defined in the Contribution Agreement) and (ii) in lieu of the delivery of REIT Shares, the General Partner, in its sole discretion, may deliver cash in an amount equal to the product of (i) the Value of a REIT Share and (ii) the REIT Share Conversion Amount determined as of the Specified Conversion Date. Subject to the foregoing, immediately following the issuance of such Partnership Units to the Company, the Company shall be a Limited Partner for all purposes under the Agreement.
4.Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.
5.This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Amendment immediately upon affixing its signature hereto.

[Signature Page Follows]

Exhibit 10.(a)
IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above.

GENERAL PARTNER

SAUL CENTERS, INC.,
a Maryland corporation

By:	/s/ D. Todd Pearson
Name:	D. Todd Pearson
Title:	President and Chief Operating Officer

LIMITED PARTNERS

B. F. Saul Real Estate Investment                                      TRUST, a Maryland unincorporated business trust

By:	/s/ B. Francis Saul II
Name:	B. Francis Saul II
Title:	Chairman and Chief Executive Officer

WEST MINSTER INVESTING, LLC,     a Maryland limited liability company

By:	/s/ B. Francis Saul II
Name:	B. Francis Saul II
Title:	President and Chairman of the Board

VAN NESS SQUARE CORPORATION, a                          Maryland corporation

By:	/s/ B. Francis Saul II
Name:	B. Francis Saul II
Title:	President

DEARBORN, L.L.C., a Delaware limited liability company

By:	/s/ B. Francis Saul II
Name:	B. Francis Saul II
Title:	Chief Executive Officer

Exhibit 10.(a)
B.F. SAUL PROPERTY COMPANY, a Maryland corporation

By:	/s/ B. Francis Saul II
Name:	B. Francis Saul II
Title:	Chairman of the Board

AVENEL EXECUTIVE PARK PHASE II, L.L.C., a Maryland limited liability company

By:	/s/ D. Todd Pearson
Name:	D. Todd Pearson
Title:	President

AVISSAR-DIENER, LLC, a Maryland limited liability company

By:	/s/ Zion Avissar
Name:	Zion Avissar
Title:	President

Exhibit 10.(a)
SHLP UNIT ACQUISITION CORP., a Maryland corporation

By:	/s/ D. Todd Pearson
Name:	D. Todd Pearson
Title:	President

Exhibit 10.(a)
EXHIBIT A
Partners, Contributions and Partnership Interests
[Attached]